TIAA-CREF Life Funds	Supplement

TIAA-CREF Life Funds

TIAA-CREF Life Growth Equity Fund

SUPPLEMENT NO. 2

dated September 10, 2021, to the Summary Prospectus dated May 1, 2021, as amended and restated June 2, 2021

SUPPLEMENT NO. 2

dated September 10, 2021, to the Statutory Prospectus dated May 1, 2021, as supplemented through June 2, 2021

On September 9, 2021, the TIAA-CREF Life Growth Equity Fund’s (the “Fund”) Board of Trustees approved a proposal to change the Fund’s diversification status from diversified to non-diversified. The change is subject to shareholder approval at a special meeting expected to be held in December 2021. Proxy materials describing the proposed diversification policy change and the rationale for the proposal are expected to be sent to shareholders of the Fund in October 2021.

Generally, a fund that is non-diversified may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a non-diversified fund to the risks associated with such issuers to a greater extent than a diversified fund. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund.

If the proposed change to the Fund’s diversification policy is approved by shareholders, it is expected to become effective as soon as practicable thereafter, at which time the Fund’s prospectus and statement of additional information will be updated to reflect the Fund’s non-diversified status and the risks related to operating as a non-diversified fund.

A41076 (9/21)